UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 26, 2021

Date of Report (Date of earliest event reported)

Biodesix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39659	20-3986492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2970 Wilderness Place, Suite 100
Boulder, Colorado	80301
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (303) 417-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	BDSX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07—Submission of Matters to a Vote of Security Holders.

Biodesix, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) on May 26, 2021. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of two Class I director nominees to serve until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualify and (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

As of April 26, 2021, the record date for the Annual Meeting, there were 26,858,322 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, both director nominees were elected and the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified. Set forth below are the final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.

At the Annual Meeting, the Company’s stockholders elected, by the vote indicated below, the following two persons as the Class I directors of the Company, each to serve until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualify:

Name	Votes For	Votes Against	Withheld	Broker Non-Votes
Scott Hutton	19,778,124	0	677,634	827,910
John Patience	19,746,345	0	709,413	827,910

2.

At the Annual Meeting, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,275,157	4,790	3,721	0

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIODESIX, INC.

Dated: May 27, 2021	By:	/s/ Robin Harper Cowie
	Name:	Robin Harper Cowie
	Title:	Chief Financial Officer